THE BRAMWELL GROWTH FUND
                                      BRGRX
                                     ****
                          Overall Morningstar Rating/TM
                                  as of 7/31/04

                        Celebrating Our 10th Anniversary
                                 August 1, 2004

                              [LOGO] Bramwell FUNDS
                                     NO LOAD

                                     [PHOTO]
                           ELIZABETH R. BRAMWELL, CFA
                    President and Chief Investment Officer

                          For a Prospectus, please call
                                  1-800-BRAMCAP
                                 1-800-272-6227
                              WWW.BRAMWELLFUNDS.COM


The Growth Fund received a 4-Star Overall Morningstar Rating/TM in the U.S.-domiciled Large Growth category as of July 31, 2004. It also received 4 stars for the 3-year, 5-year and 10-year periods when rated against 985,674 and 236 Large Growth funds, respectively.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating/TM for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating/TM metrics. Morningstar ratings are proprietary and are not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. C/2004 Morningstar, Inc. All Rights Reserved.

Average annual total returns as of 7/31/04: 1-year: 5.30%, 3-year: -3.35%, 5-year: -1.79%, and 10-year and since inception (8/1/94): 10.13%.

The Prospectus contains more complete information, including the Growth Fund's investment objectives, risks, and fees and expenses. Read it carefully before you invest or send money. Past performance does not a guarantee future results. Principal value and investment returns will fluctuate, and you may have a gain or a loss when you sell your shares. Current performance may be lower or higher than performance data quoted.